Exhibit (g)(vi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                                  AMENDMENT TO
                           FUND ACCOUNTING AGREEMENT
                                    BETWEEN
                             THE BANK OF NEW YORK
                                      AND
THE FUNDS LISTED ON SCHEDULE I TO THE FUND ACCOUNTING AGREEMENT, AS AMENDED FROM
                                  TIME TO TIME


      This Amendment (the "Amendment") dated as of November 8, 2007 between The Bank of New York ("Bank") and the Funds listed on Schedule I to the Fund Accounting Agreement, as amended by Exhibit A attached hereto (each a "Fund").

      WHEREAS, Federated Capital Reserves Fund, Federated Government Reserves Fund and Federated Government Reserves Fund (collectively, the "Federated Reserves Funds") and the Bank, having executed the Fund Accounting Agreement dated June 7, 2005, now wish to make certain changes to the provisions thereof which provisions the Federated Reserves Funds and the Bank agree shall be deemed by them, and each of them, to be included as of the date of this Amendment within the Fund Accounting Agreement as if originally stated therein; and

      WHEREAS, the Federated Reserves Funds and the Bank agree to the addition of the following funds to the Fund Accounting Agreement: Government Obligations Tax-Managed Fund, U.S. Treasury Cash Reserves, and Automated Government Cash Reserves, each a portfolio of Money Market Obligations Trust; Federated Market Opportunity Fund, a portfolio of Federated Equity Funds; and Federated Stock Trust; and

      WHEREAS, the Fund Accounting Agreement is amended to include a Fee Schedule for the non-money market funds; and

      WHEREAS, the Fund Accounting Agreement is amended to provide for a cap on the Bank's liability.

      NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Funds and Bank hereby agree as follows:

      1. The Fund Accounting Agreement is amended by including the following language as a new paragraph 30: "In the event of any failure by the Bank to provide Services in accordance with the standard of care set forth in Paragraph 17 of this Agreement, the Bank's liability shall be limited to the lesser of (x) the actual direct money damages suffered by the affected Fund or Funds as a direct result of such failure or (y) two (2) times the aggregate amount paid by all Funds party to this Agreement for Fund Accounting and Administration Services under this Agreement for the providing of such services during the twelve (12) months immediately preceding the month in which the event giving rise to such liability occurred. If the event occurs prior to twelve (12) months from the date of this Amendment, then the two (2) times amount referred to in subparagraph (y) above will be computed using the fees paid up to the event and estimated forward for the remaining months up to twelve (12) based on historic fund activity. Any action brought against the Bank for claims hereunder must be brought within one year following the date the event giving rise to the claim is discovered by or brought to the attention of the Funds. This limitation on liability shall reset at the end of each calendar year."

      2.      Schedule I of the Fund Accounting Agreement is replaced  with  the
      Schedule I attached to this Amendment as Exhibit A.

      3. The Fund Accounting Agreement is amended to include a Fee Schedule for non-money market funds, attached to this Amendment as Exhibit B.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly designated officers below as of the day and year first above written.

ACKNOWLEDGED AND AGREED:

Bank:               ON BEHALF OF EACH OF THE FUNDS INDICATED ON SCHEDULE I OF THE FUND ACCOUNTING AGREEMENT, AS AMENDED FROM TIME TO
                    TIME.
THE BANK OF NEW
  YORK


By:  /s/ Joseph F.  By:  /s/ Richard A. Novak
Keenan
Title:  Managing    Title:  Treasurer
Director


                                                                       EXHIBIT A

                           FUND ACCOUNTING AGREEMENT
                                   SCHEDULE I

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations
Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations
Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust


                                                                       EXHIBIT B


                      NON-MONEY MARKET FUNDS FEE SCHEDULE

FUND ACCOUNTING AND ADMINISTRATION

ACCOUNTING/ADMINISTRATION FEE*:2 basis points per annum per Fund on the first
                               $500 million of the average net assets of the Fund

                               1 basis point on the next $500 million

                               0.50 of a basis point on the remainder over $1 billion

SUBJECT TO THE FOLLOWING:

MINIMUM FEE: *                 $125,000 per annum per Fund

MAXIMUM FEE: *                 $300,000 per annum per Fund

*  INCLUDES UP TO TWO SHARE CLASSES.

MULTIPLE SHARE CLASS:    $500 per month for each share class in excess of two.

                                  AMENDMENT TO
                               CUSTODY AGREEMENT
                                    BETWEEN
                              THE BANK OF NEW YORK
                                      AND
 THE FUNDS LISTED ON SCHEDULE II TO THE CUSTODY AGREEMENT, AS AMENDED FROM TIME
                                    TO TIME


      This Amendment (the "Amendment") dated as of November 8, 2007 between The Bank of New York ("Custodian") and the Funds listed on Schedule II to the Custody Agreement, as amended by Exhibit A attached hereto (each a "Fund").

      WHEREAS,  the  Federated  Capital  Reserves   Fund,  Federated  Government
Reserves Fund and Federated Municipal Trust (collectively, the "Federated Reserves Funds"), and Custodian, having executed the Custody Agreement dated June 7, 2005, now wish to make certain changes to the Custody Agreement and provisions thereof which provisions the Federated Reserves Funds and Custodian agree shall be deemed by them, and each of them, to be included as of the date of this Amendment within the Custody Agreement as if originally stated therein; and

      WHEREAS, the Federated Reserves Funds and the Custodian agree to the addition of the following funds to the Custody Agreement: Government Obligations Tax-Managed Fund, U.S. Treasury Cash Reserves, and Automated Government Cash Reserves, each a portfolio of Money Market Obligations Trust; Federated Market Opportunity Fund, a portfolio of Federated Equity Funds; and Federated Stock Trust; and

      WHEREAS, the Funds' Board desires to delegate certain of its responsibilities for performing the services set forth in paragraphs (c)(1),
(c)(2) and (c)(3) of Rule 17f-5 of the Investment Company Act of 1940 to the Custodian as Foreign Custody Manager and the Custodian agrees to accept such delegation of responsibilities; and

      WHEREAS, the Custody Agreement is amended to include a Fee Schedule for non-money market funds;

      WHEREAS, the Custody Agreement Fee Schedule for non-money market funds is amended to reduce the interest rate on overdrafts from 2% to 1% and to include a Global Custody Fee Schedule; and

      WHEREAS, the Custody Agreement Fee Schedule for money market funds is amended to, include three new money market funds, to reduce the interest rate on overdrafts from 2% to 1% and to include a Global Custody Fee Schedule.

      NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Funds and Custodian hereby agree as follows:

      1. Schedule II of the Custody Agreement and Schedule I of the Joint Trading Account Agreement are each replaced with the Schedule II and
      Schedule I respectively, attached to this Amendment as Exhibits A and B, respectively.

      2. The Custodian shall serve as Foreign Custody Manager in accordance with the Foreign Custody Management Agreement, attached to this Amendment as Exhibit C.

      3. The Custody Agreement is amended to include a Fee Schedule for non-money market funds, attached to this Amendment as Exhibit D.

      4. The Fee Schedule for non-money market funds is hereby added to the Custody Agreement in the form attached to this Amendment as Exhibit D.

      5. The Fee Schedule for money funds is amended to include Government Obligations Tax-Managed Fund, U.S. Treasury Cash Reserves, and Automated Government Cash Reserves, each a portfolio of Money Market Obligations Trust, to reduce the interest rate on overdrafts from 2% to 1% above the actual Federal Funds rate at the end of the period and to provide a Global Custody Fee schedule, attached to this Amendment as Exhibit E.


    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly designated officers below as of the day and year first above written.

ACKNOWLEDGED AND AGREED:

Custodian:             ON BEHALF OF EACH OF THE FUNDS INDICATED ON SCHEDULE II OF THE CUSTODY AGREEMENT, AS AMENDED FROM TIME TO
                       TIME.
THE BANK OF NEW YORK


By:  /s/ Joseph F.     By:  /s/ Richard A. Novak
Keenan
Title:  Managing       Title:  Treasurer
Director


                                                                       EXHIBIT A

                               CUSTODY AGREEMENT
                                  SCHEDULE II

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations
Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations
Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust


                                                                       EXHIBIT B

                        JOINT TRADING ACCOUNT AGREEMENT
                                   SCHEDULE I

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations
Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations
Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust


                                                                       EXHIBIT C


                       FOREIGN CUSTODY MANAGER AGREEMENT


      AGREEMENT made as of November 8, 2007 between the Funds listed on Schedule I to this Agreement (the "Funds") and The Bank of New York ("BNY").


                              W I T N E S S E T H:

      WHEREAS, the Funds desire to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

      WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

      NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Funds and BNY hereby agree as follows:

I.    ARTICLE I

DEFINITIONS

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:


   1. "Board" SHALL MEAN THE BOARD OF DIRECTORS OR BOARD OF TRUSTEES, AS THE CASE MAY BE, OF THE FUNDS.

   2. "Eligible Foreign Custodian" SHALL HAVE THE MEANING PROVIDED IN THE RULE.

   3. "Monitoring System" SHALL MEAN A SYSTEM ESTABLISHED BY BNY TO FULFILL THE RESPONSIBILITIES SPECIFIED IN CLAUSES (D) AND (E) OF SECTION 1 OF ARTICLE III OF THIS AGREEMENT.

   4. "Responsibilities" SHALL MEAN THE RESPONSIBILITIES DELEGATED TO BNY UNDER THE RULE AS A FOREIGN CUSTODY MANAGER WITH RESPECT TO EACH SPECIFIED COUNTRY AND EACH ELIGIBLE FOREIGN CUSTODIAN SELECTED BY BNY, AS SUCH RESPONSIBILITIES ARE MORE FULLY DESCRIBED IN ARTICLE III OF THIS AGREEMENT.

   5. "Rule" SHALL MEAN RULE 17F-5 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

   6. "Specified Country" SHALL MEAN EACH COUNTRY LISTED ON SCHEDULE II ATTACHED HERETO AND EACH COUNTRY, OTHER THAN THE UNITED STATES, CONSTITUTING THE PRIMARY MARKET FOR A SECURITY WITH RESPECT TO WHICH THE FUNDS HAS GIVEN SETTLEMENT INSTRUCTIONS TO THE BANK OF NEW YORK AS CUSTODIAN (THE "CUSTODIAN") UNDER ITS CUSTODY AGREEMENT WITH THE FUNDS.

I.    ARTICLE II


BNY AS A FOREIGN CUSTODY MANAGER


   1. THE FUNDS ON BEHALF OF ITS BOARD HEREBY DELEGATE TO BNY WITH RESPECT TO EACH SPECIFIED COUNTRY THE RESPONSIBILITIES.

   2. BNY ACCEPTS THE BOARD'S DELEGATION OF RESPONSIBILITIES WITH RESPECT TO EACH SPECIFIED COUNTRY AND AGREES IN PERFORMING THE RESPONSIBILITIES AS A FOREIGN CUSTODY MANAGER TO EXERCISE REASONABLE CARE, PRUDENCE AND DILIGENCE SUCH AS A PERSON HAVING RESPONSIBILITY FOR THE SAFEKEEPING OF THE FUNDS' ASSETS WOULD EXERCISE.

   3. BNY SHALL PROVIDE TO THE BOARD AT SUCH TIMES AS THE BOARD DEEMS REASONABLE AND APPROPRIATE BASED ON THE CIRCUMSTANCES OF THE FUNDS' FOREIGN CUSTODY ARRANGEMENTS WRITTEN REPORTS NOTIFYING THE BOARD OF THE PLACEMENT OF ASSETS OF THE FUNDS WITH A PARTICULAR ELIGIBLE FOREIGN CUSTODIAN WITHIN A SPECIFIED COUNTRY AND OF ANY MATERIAL CHANGE IN THE ARRANGEMENTS (INCLUDING THE CONTRACT GOVERNING SUCH ARRANGEMENTS) WITH RESPECT TO ASSETS OF THE FUNDS WITH ANY SUCH ELIGIBLE FOREIGN CUSTODIAN.

I.    ARTICLE III


RESPONSIBILITIES


   1. SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, BNY SHALL WITH RESPECT TO EACH SPECIFIED COUNTRY SELECT AN ELIGIBLE FOREIGN CUSTODIAN. IN CONNECTION THEREWITH, BNY SHALL: (A) DETERMINE THAT ASSETS OF THE FUNDS HELD BY SUCH ELIGIBLE FOREIGN CUSTODIAN WILL BE SUBJECT TO REASONABLE CARE, BASED ON THE STANDARDS APPLICABLE TO CUSTODIANS IN THE RELEVANT MARKET IN WHICH SUCH ELIGIBLE FOREIGN CUSTODIAN OPERATES, AFTER CONSIDERING ALL FACTORS RELEVANT TO THE SAFEKEEPING OF SUCH ASSETS, INCLUDING, WITHOUT LIMITATION, THOSE CONTAINED IN PARAGRAPH (C)(1) OF THE RULE; (B) DETERMINE THAT THE FUNDS' FOREIGN CUSTODY ARRANGEMENTS WITH EACH ELIGIBLE FOREIGN CUSTODIAN ARE GOVERNED BY A WRITTEN CONTRACT WITH THE CUSTODIAN WHICH WILL PROVIDE REASONABLE CARE FOR THE FUNDS' ASSETS BASED ON THE STANDARDS SPECIFIED IN PARAGRAPH (C)(1) OF THE RULE; (C) DETERMINE THAT EACH CONTRACT WITH AN ELIGIBLE FOREIGN CUSTODIAN SHALL INCLUDE THE PROVISIONS SPECIFIED IN PARAGRAPH (C)(2)(I)(A) THROUGH (F) OF THE RULE OR, ALTERNATIVELY, IN LIEU OF ANY OR ALL OF SUCH (C)(2)(I)(A) THROUGH (F) PROVISIONS, SUCH OTHER PROVISIONS AS BNY DETERMINES WILL PROVIDE, IN THEIR ENTIRETY, THE SAME OR A GREATER LEVEL OF CARE AND PROTECTION FOR THE ASSETS OF THE FUNDS AS SUCH SPECIFIED PROVISIONS; (D) MONITOR PURSUANT TO THE MONITORING SYSTEM THE APPROPRIATENESS OF MAINTAINING THE ASSETS OF THE FUNDS WITH A PARTICULAR ELIGIBLE FOREIGN CUSTODIAN PURSUANT TO PARAGRAPH
      (C)(1) OF THE RULE AND THE PERFORMANCE OF THE CONTRACT GOVERNING SUCH ARRANGEMENT; AND (E) ADVISE THE FUNDS WHENEVER BNY DETERMINES UNDER THE MONITORING SYSTEM THAT AN ARRANGEMENT (INCLUDING, ANY MATERIAL CHANGE IN THE CONTRACT GOVERNING SUCH ARRANGEMENT) DESCRIBED IN PRECEDING CLAUSE (D) NO LONGER MEETS THE REQUIREMENTS OF THE RULE.

   2. FOR PURPOSES OF PRECEDING SECTION 1 OF THIS ARTICLE, BNY'S DETERMINATION OF APPROPRIATENESS SHALL NOT INCLUDE, NOR BE DEEMED TO INCLUDE, ANY EVALUATION OF COUNTRY RISKS ASSOCIATED WITH INVESTMENT IN A PARTICULAR COUNTRY. FOR PURPOSES HEREOF, "COUNTRY RISKS" SHALL MEAN SYSTEMIC RISKS OF HOLDING ASSETS IN A PARTICULAR COUNTRY INCLUDING BUT NOT LIMITED TO (A) AN ELIGIBLE FOREIGN CUSTODIAN'S USE OF ANY DEPOSITORIES THAT ACT AS OR OPERATE A SYSTEM OR A TRANSNATIONAL SYSTEM FOR THE CENTRAL HANDLING OF SECURITIES OR ANY EQUIVALENT BOOK-ENTRIES; (B) SUCH COUNTRY'S FINANCIAL INFRASTRUCTURE; (C) SUCH COUNTRY'S PREVAILING CUSTODY AND SETTLEMENT PRACTICES; (D) NATIONALIZATION, EXPROPRIATION OR OTHER GOVERNMENTAL ACTIONS; (E) REGULATION OF THE BANKING OR SECURITIES INDUSTRY; (F) CURRENCY CONTROLS, RESTRICTIONS, DEVALUATIONS OR FLUCTUATIONS; AND (G) MARKET CONDITIONS WHICH AFFECT THE ORDERLY EXECUTION OF SECURITIES TRANSACTIONS OR AFFECT THE VALUE OF SECURITIES.

I.    ARTICLE IV


REPRESENTATIONS


   1. THE FUNDS HEREBY REPRESENT THAT: (A) THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY THE FUNDS, CONSTITUTES A VALID AND LEGALLY BINDING OBLIGATION OF THE FUNDS ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, AND NO STATUTE, REGULATION, RULE, ORDER, JUDGMENT OR CONTRACT BINDING ON THE FUNDS PROHIBITS THE FUNDS' EXECUTION OR PERFORMANCE OF THIS AGREEMENT; AND (B) THIS AGREEMENT HAS BEEN APPROVED AND RATIFIED BY THE BOARD.

   2. BNY HEREBY REPRESENTS THAT: (A) BNY IS DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, WITH FULL POWER TO CARRY ON ITS BUSINESSES AS NOW CONDUCTED, AND TO ENTER INTO THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER; (B) THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY BNY, CONSTITUTES A VALID AND LEGALLY BINDING OBLIGATION OF BNY ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, AND NO STATUTE, REGULATION, RULE, ORDER, JUDGMENT OR CONTRACT BINDING ON BNY PROHIBITS BNY'S EXECUTION OR PERFORMANCE OF THIS AGREEMENT; AND (C) BNY HAS ESTABLISHED THE MONITORING SYSTEM.

I.    ARTICLE V


CONCERNING BNY


   1. BNY SHALL NOT BE LIABLE FOR ANY COSTS, EXPENSES, DAMAGES, LIABILITIES OR CLAIMS, INCLUDING ATTORNEYS' AND ACCOUNTANTS' FEES, SUSTAINED OR INCURRED BY, OR ASSERTED AGAINST, THE FUNDS EXCEPT TO THE EXTENT THE SAME ARISES OUT OF THE FAILURE OF BNY TO EXERCISE THE CARE, PRUDENCE AND DILIGENCE REQUIRED BY SECTION 2 OF ARTICLE II HEREOF. IN NO EVENT SHALL BNY BE LIABLE TO THE FUNDS, THE BOARD, OR ANY THIRD PARTY FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS OR LOSS OF BUSINESS, ARISING IN CONNECTION WITH THIS AGREEMENT.

   2. THE FUNDS SHALL INDEMNIFY BNY AND HOLD IT HARMLESS FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, DAMAGES, LIABILITIES OR CLAIMS, INCLUDING ATTORNEYS' AND ACCOUNTANTS' FEES, SUSTAINED OR INCURRED BY, OR ASSERTED AGAINST, BNY BY REASON OR AS A RESULT OF ANY ACTION OR INACTION, OR ARISING OUT OF BNY'S PERFORMANCE HEREUNDER, PROVIDED THAT THE FUNDS SHALL NOT INDEMNIFY BNY TO THE EXTENT ANY SUCH COSTS, EXPENSES, DAMAGES, LIABILITIES OR CLAIMS ARISES OUT OF BNY'S FAILURE TO EXERCISE THE REASONABLE CARE, PRUDENCE AND DILIGENCE REQUIRED BY SECTION 2 OF ARTICLE II HEREOF.

   3. FOR ITS SERVICES HEREUNDER, THE FUNDS AGREE TO PAY TO BNY SUCH COMPENSATION AND OUT-OF-POCKET EXPENSES AS PROVIDED IN THE CUSTODIAN AGREEMENT ENTERED INTO BETWEEN BNY AND THE FUNDS.

   4. BNY SHALL HAVE ONLY SUCH DUTIES AS ARE EXPRESSLY SET FORTH HEREIN. IN NO EVENT SHALL BNY BE LIABLE FOR ANY COUNTRY RISKS ASSOCIATED WITH INVESTMENTS IN A PARTICULAR COUNTRY.
I.    ARTICLE VI

MISCELLANEOUS


   1. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE FUNDS AND BNY AS A FOREIGN CUSTODY MANAGER, AND NO PROVISION IN THE CUSTODY AGREEMENT BETWEEN THE FUNDS AND THE CUSTODIAN SHALL AFFECT THE DUTIES AND OBLIGATIONS OF BNY HEREUNDER, NOR SHALL ANY PROVISION IN THIS AGREEMENT AFFECT THE DUTIES OR OBLIGATIONS OF THE CUSTODIAN UNDER THE CUSTODY AGREEMENT.

   2. ANY NOTICE OR OTHER INSTRUMENT IN WRITING, AUTHORIZED OR REQUIRED BY THIS AGREEMENT TO BE GIVEN TO BNY, SHALL BE SUFFICIENTLY GIVEN IF RECEIVED BY IT AT ITS OFFICES AT 100 CHURCH STREET, 10TH FLOOR, NEW YORK, NEW YORK 10286, OR AT SUCH OTHER PLACE AS BNY MAY FROM TIME TO TIME DESIGNATE IN WRITING.

   3. ANY NOTICE OR OTHER INSTRUMENT IN WRITING, AUTHORIZED OR REQUIRED BY THIS AGREEMENT TO BE GIVEN TO THE FUNDS SHALL BE SUFFICIENTLY GIVEN IF RECEIVED BY IT AT ITS OFFICES AT 5800 CORPORATE DRIVE, PITTSBURGH PA, J5237-7000 OR AT SUCH OTHER PLACE AS THE FUNDS MAY FROM TIME TO TIME DESIGNATE IN WRITING.

   4. IN CASE ANY PROVISION IN OR OBLIGATION UNDER THIS AGREEMENT SHALL BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY JURISDICTION, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED THEREBY. THIS AGREEMENT MAY NOT BE AMENDED OR MODIFIED IN ANY MANNER EXCEPT BY A WRITTEN AGREEMENT EXECUTED BY BOTH PARTIES. THIS AGREEMENT SHALL EXTEND TO AND SHALL BE BINDING UPON THE PARTIES HERETO, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS; PROVIDED HOWEVER, THAT THIS AGREEMENT SHALL NOT BE ASSIGNABLE BY EITHER PARTY WITHOUT THE WRITTEN CONSENT OF THE OTHER.

   5. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF. THE FUNDS AND BNY HEREBY CONSENT TO THE JURISDICTION OF A STATE OR FEDERAL COURT SITUATED IN NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING HEREUNDER. THE FUNDS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE FUNDS AND BNY EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

   6. THE PARTIES HERETO AGREE THAT IN PERFORMING HEREUNDER, BNY IS ACTING SOLELY ON BEHALF OF THE FUNDS AND NO CONTRACTUAL OR SERVICE RELATIONSHIP SHALL BE DEEMED TO BE ESTABLISHED HEREBY BETWEEN BNY AND ANY OTHER PERSON BY REASON OF THIS AGREEMENT.

   7. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, BUT SUCH COUNTERPARTS SHALL, TOGETHER, CONSTITUTE ONLY ONE INSTRUMENT.

   8. THIS AGREEMENT SHALL TERMINATE SIMULTANEOUSLY WITH THE TERMINATION OF THE CUSTODY AGREEMENT BETWEEN THE FUNDS AND THE CUSTODIAN, AND MAY OTHERWISE BE TERMINATED BY EITHER PARTY GIVING TO THE OTHER PARTY A NOTICE IN WRITING SPECIFYING THE DATE OF SUCH TERMINATION, WHICH SHALL BE NOT LESS THAN THIRTY (30) DAYS AFTER THE DATE OF SUCH NOTICE.

   9. THE CUSTODIAN IS EXPRESSLY PUT ON NOTICE OF THE LIMITATION OF LIABILITY AS SET FORTH IN THE DECLARATION OF TRUST OF THOSE REGISTERED INVESTMENT COMPANIES WHICH ARE BUSINESS TRUSTS AND AGREES THAT THE OBLIGATIONS AND LIABILITIES ASSUMED BY A REGISTERED INVESTMENT COMPANY OR ANY SERIES PURSUANT TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY OBLIGATION OR LIABILITY TO INDEMNIFY THE CUSTODIAN, SHALL BE LIMITED IN ANY CASE TO THE RELEVANT FUND AND ITS ASSETS AND THAT THE CUSTODIAN SHALL NOT SEEK SATISFACTION OF ANY SUCH OBLIGATION FROM THE SHAREHOLDERS OF THE RELEVANT FUND, FROM ANY OTHER FUND OR ITS SHAREHOLDERS OR FROM THE TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS OF THE REGISTERED INVESTMENT COMPANY OR SERIES, OR ANY OF THEM. IN ADDITION, IN CONNECTION WITH THE DISCHARGE AND SATISFACTION OF ANY CLAIM MADE BY THE CUSTODIAN INVOLVING MORE THAN ONE FUND, THE TRUSTEES OR OFFICERS OF SUCH FUNDS SHALL HAVE THE EXCLUSIVE RIGHT TO DETERMINE THE APPROPRIATE ALLOCATIONS OF LIABILITY FOR ANY CLAIM BETWEEN OR AMONG THE FUNDS.


      IN WITNESS WHEREOF, the Funds and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.



                                     THE FUNDS LISTED ON SCHEDULE I

                                     By:  /s/ Richard A. Novak

                                     Title:  Treasurer



                                     THE BANK OF NEW YORK

                                     By:  Joseph F. Keenan

                                     Title:  Managing Director


                                   SCHEDULE I


Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations
Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations
Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust




                                  SCHEDULE II

                              SPECIFIED COUNTRIES

Australia      National Australia Bank Ltd
Austria        Bank Austria Creditanstalt A.G.
Belgium        ING Belgium SA/NV
Brazil         Citibank N.A.
Canada         Royal Bank of Canada
Czech Republic ING Bank N.V. Prague
Denmark        Danske Bank
Egypt          Citibank, N.A.
Finland        Nordea Bank Finland plc
France         BNP Paribas Securities Services/ CACEIS Bank
Germany        BHF-BANK AG
Hong Kong      HSBC
Hungary        ING Bank (Hungary) Rt.
India          Deutsche Bank AG Mumbai/ HSBC
Indonesia      HSBC
Israel         Bank Hapoalim B.M.
Italy          Intesa Sanpaolo S.p.A.
Japan          The Bank of Tokyo-Mitsubishi UFJ Ltd/ Mizuho Corporate Bank, Ltd.
Malaysia       HSBC Bank Malaysia Berhad
Mexico         Banco Nacional de Mexico
Netherlands    ING Bank
New Zealand    National Australia Bank
Norway         DnB NOR Bank ASA
Poland         ING Bank Slaski
Portugal       Banco Comercial Portugues
Singapore      United Overseas Bank Limited/ DBS Bank Ltd.
South Africa   Standard Bank of South Africa Limited
South Korea    HSBC
Spain          Banco Bilbao Vizcaya Argentaria S.A./ Santander Investment, S.A.
Sweden         Skandinaviska Enskilda Banken
Switzerland    Credit Suisse, Zurich
Taiwan         HSBC
Turkey         Garanti Bank
United Kingdom The Bank of New York/ Deutsche Bank AG London (Depository and Clearing Centre)

                                                                       EXHIBIT D


                      NON-MONEY MARKET FUNDS FEE SCHEDULE

DOMESTIC CUSTODY (U.S. SECURITIES PROCESSING)

SAFEKEEPING, INCOME COLLECTION, TRANSACTION PROCESSING, ACCOUNT ADMINISTRATION

0.25  of a basis point per annum on the average net assets of the Fund.

U.S. SECURITY TRANSACTION CHARGES (PER TRANSACTION):

$4.50 DTC/FRB Book Entry Settlements
$4.00 Repurchase Agreements (each leg)
$5.00 Time Deposits
$5.00 Maturities
$20.00Physical Settlements, Euroclear, Options, and Futures Transactions $5.00 Paydowns
$4.00 Wire Transfers/Checks (not related to securities settlements) $2.00 Interfund/Account Transactions

MANUAL INSTRUCTION SURCHARGE
Transactions instructed in a manner which does not facilitate Straight-Through-Processing will incur an additional $15 per transaction.

OUT-OF-POCKET EXPENSES
In addition to the above fee-schedule, Out-of-Pocket expenses will be charged as incurred. These charges would include but are not limited to:
   {circle}Securities pricing.
   {circle}Custom electronic  interfaces  and/or  programming  beyond normal and customary system development associated with conversion.
   {circle}Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

COMPENSATING BALANCE ARRANGEMENT

The Funds and The Bank of New York have entered into a compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance the next day. Conversely, on any day the Funds maintain a positive balance, they will be allowed to overdraw the account as compensation. In both cases, Federal Reserve requirements, currently 10%, will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of 90% of the total.

Balances for the tax-exempt portfolios will be permitted an open-ended roll forward. The taxable portfolios are closed out on a quarterly basis with no carry-over to the subsequent quarter. At the end of each quarter, the average overdraft will be assessed a fee of 1% above the actual Federal Funds rate at the end of the period. Any average positive balance will receive an earnings credit computed at the daily effective 90 day T-bill rate minus 0.25 bps on the last day of the period. Earnings credits will be offset against the Funds' safekeeping fees.

GLOBAL CUSTODY (NON-US SECURITIES PROCESSING)


-----------------------------------------------------------------
|                        Global                                 |
|                        Safekeeping Fee       Transaction Fee  |
|Countries               *(in basis points)[1] (U.S. Dollars)[2]|
-----------------------------------------------------------------
|Argentina                               17.00                55|
-----------------------------------------------------------------
|Australia                                1.50                25|
-----------------------------------------------------------------
|Austria                                  3.00                40|
-----------------------------------------------------------------
|Bahrain                                 50.00               140|
-----------------------------------------------------------------
|Bangladesh                              50.00               145|
-----------------------------------------------------------------
|Belgium                                  2.50                35|
-----------------------------------------------------------------
|Bermuda                                 17.00                70|
-----------------------------------------------------------------
|Botswana                                50.00               140|
-----------------------------------------------------------------
|Brazil                                  12.00                30|
-----------------------------------------------------------------
|Bulgaria                                30.00                85|
-----------------------------------------------------------------
|Canada                                   1.00                10|
-----------------------------------------------------------------
|Chile                                   20.00                80|
-----------------------------------------------------------------
|China "A" Shares                        15.00                80|
-----------------------------------------------------------------
|China "B" Shares                        15.00                60|
-----------------------------------------------------------------
|Colombia                                50.00                95|
-----------------------------------------------------------------
|Costa Rica                              14.00                65|
-----------------------------------------------------------------
|Croatia                                 25.00                70|
-----------------------------------------------------------------
|Cyprus                                  15.00                35|
-----------------------------------------------------------------
|Czech Republic                          18.00                50|
-----------------------------------------------------------------
|Denmark                                  2.00                35|
-----------------------------------------------------------------
|Ecuador                                 30.00                55|
-----------------------------------------------------------------
|Egypt                                   30.00                85|
-----------------------------------------------------------------
|Estonia                                 10.00                60|
-----------------------------------------------------------------
|Euromarket/Euroclear[3]                  1.00                10|
-----------------------------------------------------------------
|Euromarket/Clearstream                   1.00                10|
-----------------------------------------------------------------
|Finland                                  3.50                35|
-----------------------------------------------------------------
|France                                   2.00                30|
-----------------------------------------------------------------
|Germany                                  1.50                25|
-----------------------------------------------------------------
|Ghana                                   50.00               140|
-----------------------------------------------------------------
|Greece                                   9.00                40|
-----------------------------------------------------------------
|Hong Kong                                3.00                45|
-----------------------------------------------------------------
|Hungary                                 20.00                55|
-----------------------------------------------------------------
|Iceland                                 11.00                35|
-----------------------------------------------------------------
|India                                   13.00               105|
-----------------------------------------------------------------
|Indonesia                               11.00                80|
-----------------------------------------------------------------
|Ireland (Equities)                       3.00                33|
-----------------------------------------------------------------
|Ireland (Gov't Bonds)                    1.00                13|
-----------------------------------------------------------------
|Israel                                  20.00                40|
-----------------------------------------------------------------
|Italy                                    1.50                35|
-----------------------------------------------------------------
|Ivory Coast                             50.00               140|
-----------------------------------------------------------------
|Jamaica                                 50.00                60|
-----------------------------------------------------------------
|Japan                                    1.75                20|
-----------------------------------------------------------------
|Jordan                                  50.00               140|
-----------------------------------------------------------------
|Kazakhstan                              53.00               140|
-----------------------------------------------------------------
|Kenya                                   48.00               140|
-----------------------------------------------------------------
|Latvia                                  50.00                45|
-----------------------------------------------------------------
|Lebanon                                 50.00               140|
-----------------------------------------------------------------
|Lithuania                               20.00                43|
-----------------------------------------------------------------
|Luxembourg                              10.00                80|
-----------------------------------------------------------------
|Malaysia                                 4.50                45|
-----------------------------------------------------------------
|Malta                                   20.00                63|
-----------------------------------------------------------------
|Mauritius                               25.00               100|
-----------------------------------------------------------------
|Mexico                                   6.50                30|
-----------------------------------------------------------------
|Morocco                                 50.00                95|
-----------------------------------------------------------------
|Namibia                                 50.00                60|
-----------------------------------------------------------------
|Netherlands                              2.00                25|
-----------------------------------------------------------------
|New Zealand                              2.00                35|
-----------------------------------------------------------------
|Nigeria                                 50.00                60|
-----------------------------------------------------------------
|Norway                                   2.50                35|
-----------------------------------------------------------------
|Oman                                    50.00               140|
-----------------------------------------------------------------
|Pakistan                                50.00               140|
-----------------------------------------------------------------
|Peru                                    50.00                83|
-----------------------------------------------------------------
|Philippines                              6.00                60|
-----------------------------------------------------------------
|Poland                                  15.00                63|
-----------------------------------------------------------------
|Portugal                                 5.00                50|
-----------------------------------------------------------------
|Qatar                                   50.00               140|
-----------------------------------------------------------------
|Romania                                 30.00                80|
-----------------------------------------------------------------
|Russia Equities                         40.00                95|
-----------------------------------------------------------------
|Singapore                                3.50                45|
-----------------------------------------------------------------
|Slovak Republic                         23.00                95|
-----------------------------------------------------------------
|Slovenia                                50.00                60|
-----------------------------------------------------------------
|South Africa                             2.50                30|
-----------------------------------------------------------------
|South Korea                              6.50                45|
-----------------------------------------------------------------
|Spain                                    2.50                40|
-----------------------------------------------------------------
|Sri Lanka                               13.00                70|
-----------------------------------------------------------------
|Swaziland                               50.00                60|
-----------------------------------------------------------------
|Sweden                                   2.00                30|
-----------------------------------------------------------------
|Switzerland                              2.00                35|
-----------------------------------------------------------------
|Taiwan                                  10.00                60|
-----------------------------------------------------------------
|Thailand                                 5.00                50|
-----------------------------------------------------------------
|Trinidad & Tobago                       50.00                53|
-----------------------------------------------------------------
|Tunisia                                 50.00                53|
-----------------------------------------------------------------
|Turkey                                  12.50                60|
-----------------------------------------------------------------
|Ukraine                                 75.00               250|
-----------------------------------------------------------------
|United Kingdom                           0.50                10|
-----------------------------------------------------------------
|Uruguay                                 75.00                83|
-----------------------------------------------------------------
|Venezuela                               50.00               140|
-----------------------------------------------------------------
|Zambia                                  50.00               140|
-----------------------------------------------------------------
|Zimbabwe                                50.00               140|
-----------------------------------------------------------------

Not In Bank/Not in Custody Assets USA[4]         $500 per line per annum

THIRD PARTY FOREIGN EXCHANGE SETTLEMENTS

$70 per non-USD currency movement

MINIMUM CHARGES IMPOSED BY AGENT BANKS/LOCAL ADMINISTRATORS
Brazil - 15 basis points for annual administrative charges

Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

ADDITIONAL CHARGES

Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing



                                                                       EXHIBIT E

                        MONEY MARKET FUNDS FEE SCHEDULE

DOMESTIC CUSTODY (U.S. SECURITIES PROCESSING)

SAFEKEEPING, INCOME COLLECTION, TRANSACTION PROCESSING, ACCOUNT ADMINISTRATION

0.25  of a basis point per annum on the average net assets of the Fund.

U.S. SECURITY TRANSACTION CHARGES (PER TRANSACTION):

$4.50 DTC/FRB Book Entry Settlements
$4.00 Repurchase Agreements (each leg)
$5.00 Time Deposits
$5.00 Maturities
$20.00Physical Settlements, Euroclear, Options, and Futures Transactions $5.00 Paydowns
$4.00 Wire Transfers/Checks (not related to securities settlements) $2.00 Interfund/Account Transactions

MANUAL INSTRUCTION SURCHARGE
Transactions instructed in a manner which does not facilitate Straight-Through-Processing will incur an additional $15 per transaction.

OUT-OF-POCKET EXPENSES
In addition to the above fee-schedule, Out-of-Pocket expenses will be charged as incurred. These charges would include but are not limited to:
   {circle}Securities pricing
   {circle}Custom electronic  interfaces  and/or  programming  beyond normal and customary system development associated with conversion.
   {circle}Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

COMPENSATING BALANCE ARRANGEMENT

The Funds and The Bank of New York have entered into a compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance the next day. Conversely, on any day the Funds maintain a positive balance, they will be allowed to overdraw the account as compensation. In both cases, Federal Reserve requirements, currently 10%, will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of 90% of the total.

Balances for the tax-exempt portfolios will be permitted an open-ended roll forward. The taxable portfolios are closed out on a quarterly basis with no carry-over to the subsequent quarter. At the end of each quarter, the average overdraft will be assessed a fee of 1% above the actual Federal Funds rate at the end of the period. Any average positive balance will receive an earnings credit computed at the daily effective 90 day T-bill rate minus 0.25 bps on the last day of the period. Earnings credits will be offset against the Funds' safekeeping fees.

GLOBAL CUSTODY (NON-US SECURITIES PROCESSING)


------------------------------------------------------------
|                       Global                             |
|                       Safekeeping Fee     Transaction Fee|
|Countries              *(in basis points)1 (U.S. Dollars)2|
------------------------------------------------------------
|Argentina                            17.00              55|
------------------------------------------------------------
|Australia                             1.50              25|
------------------------------------------------------------
|Austria                               3.00              40|
------------------------------------------------------------
|Bahrain                              50.00             140|
------------------------------------------------------------
|Bangladesh                           50.00             145|
------------------------------------------------------------
|Belgium                               2.50              35|
------------------------------------------------------------
|Bermuda                              17.00              70|
------------------------------------------------------------
|Botswana                             50.00             140|
------------------------------------------------------------
|Brazil                               12.00              30|
------------------------------------------------------------
|Bulgaria                             30.00              85|
------------------------------------------------------------
|Canada                                1.00              10|
------------------------------------------------------------
|Chile                                20.00              80|
------------------------------------------------------------
|China "A" Shares                     15.00              80|
------------------------------------------------------------
|China "B" Shares                     15.00              60|
------------------------------------------------------------
|Colombia                             50.00              95|
------------------------------------------------------------
|Costa Rica                           14.00              65|
------------------------------------------------------------
|Croatia                              25.00              70|
------------------------------------------------------------
|Cyprus                               15.00              35|
------------------------------------------------------------
|Czech Republic                       18.00              50|
------------------------------------------------------------
|Denmark                               2.00              35|
------------------------------------------------------------
|Ecuador                              30.00              55|
------------------------------------------------------------
|Egypt                                30.00              85|
------------------------------------------------------------
|Estonia                              10.00              60|
------------------------------------------------------------
|Euromarket/Euroclear3                 1.00              10|
------------------------------------------------------------
|Euromarket/Clearstream                1.00              10|
------------------------------------------------------------
|Finland                               3.50              35|
------------------------------------------------------------
|France                                2.00              30|
------------------------------------------------------------
|Germany                               1.50              25|
------------------------------------------------------------
|Ghana                                50.00             140|
------------------------------------------------------------
|Greece                                9.00              40|
------------------------------------------------------------
|Hong Kong                             3.00              45|
------------------------------------------------------------
|Hungary                              20.00              55|
------------------------------------------------------------
|Iceland                              11.00              35|
------------------------------------------------------------
|India                                13.00             105|
------------------------------------------------------------
|Indonesia                            11.00              80|
------------------------------------------------------------
|Ireland (Equities)                    3.00              33|
------------------------------------------------------------
|Ireland (Gov't Bonds)                 1.00              13|
------------------------------------------------------------
|Israel                               20.00              40|
------------------------------------------------------------
|Italy                                 1.50              35|
------------------------------------------------------------
|Ivory Coast                          50.00             140|
------------------------------------------------------------
|Jamaica                              50.00              60|
------------------------------------------------------------
|Japan                                 1.75              20|
------------------------------------------------------------
|Jordan                               50.00             140|
------------------------------------------------------------
|Kazakhstan                           53.00             140|
------------------------------------------------------------
|Kenya                                48.00             140|
------------------------------------------------------------
|Latvia                               50.00              45|
------------------------------------------------------------
|Lebanon                              50.00             140|
------------------------------------------------------------
|Lithuania                            20.00              43|
------------------------------------------------------------
|Luxembourg                           10.00              80|
------------------------------------------------------------
|Malaysia                              4.50              45|
------------------------------------------------------------
|Malta                                20.00              63|
------------------------------------------------------------
|Mauritius                            25.00             100|
------------------------------------------------------------
|Mexico                                6.50              30|
------------------------------------------------------------
|Morocco                              50.00              95|
------------------------------------------------------------
|Namibia                              50.00              60|
------------------------------------------------------------
|Netherlands                           2.00              25|
------------------------------------------------------------
|New Zealand                           2.00              35|
------------------------------------------------------------
|Nigeria                              50.00              60|
------------------------------------------------------------
|Norway                                2.50              35|
------------------------------------------------------------
|Oman                                 50.00             140|
------------------------------------------------------------
|Pakistan                             50.00             140|
------------------------------------------------------------
|Peru                                 50.00              83|
------------------------------------------------------------
|Philippines                           6.00              60|
------------------------------------------------------------
|Poland                               15.00              63|
------------------------------------------------------------
|Portugal                              5.00              50|
------------------------------------------------------------
|Qatar                                50.00             140|
------------------------------------------------------------
|Romania                              30.00              80|
------------------------------------------------------------
|Russia Equities                      40.00              95|
------------------------------------------------------------
|Singapore                             3.50              45|
------------------------------------------------------------
|Slovak Republic                      23.00              95|
------------------------------------------------------------
|Slovenia                             50.00              60|
------------------------------------------------------------
|South Africa                          2.50              30|
------------------------------------------------------------
|South Korea                           6.50              45|
------------------------------------------------------------
|Spain                                 2.50              40|
------------------------------------------------------------
|Sri Lanka                            13.00              70|
------------------------------------------------------------
|Swaziland                            50.00              60|
------------------------------------------------------------
|Sweden                                2.00              30|
------------------------------------------------------------
|Switzerland                           2.00              35|
------------------------------------------------------------
|Taiwan                               10.00              60|
------------------------------------------------------------
|Thailand                              5.00              50|
------------------------------------------------------------
|Trinidad & Tobago                    50.00              53|
------------------------------------------------------------
|Tunisia                              50.00              53|
------------------------------------------------------------
|Turkey                               12.50              60|
------------------------------------------------------------
|Ukraine                              75.00             250|
------------------------------------------------------------
|United Kingdom                        0.50              10|
------------------------------------------------------------
|Uruguay                              75.00              83|
------------------------------------------------------------
|Venezuela                            50.00             140|
------------------------------------------------------------
|Zambia                               50.00             140|
------------------------------------------------------------
|Zimbabwe                             50.00             140|
------------------------------------------------------------

Not In Bank/Not in Custody Assets USA4    $500 per line per annum



THIRD PARTY FOREIGN EXCHANGE SETTLEMENTS

$70 per non-USD currency movement

MINIMUM CHARGES IMPOSED BY AGENT BANKS/LOCAL ADMINISTRATORS
Brazil - 15 basis points for annual administrative charges

Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

ADDITIONAL CHARGES

Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing



Footnotes

[1] Fee is expressed in basis points (b.p.) per annum where 1b.p. equals one hundredth of one percent (i.e. 0.01%) and is calculated based upon month-end market value, unless stated otherwise.


[2] A transaction is defined as a receipt or deliver-versus-payment, a free receive or deliver, maturities, or security transaction related to corporate events.


[3] Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request). NOTE: For all other markets listed above, surcharges may apply if a security is held outside of the local market.


[4] This fee will be applicable for assets held on The Bank of New York Mellon's custody or accounting systems but not held in custody within The Bank of New York Mellon's network of subcustodian banks and agents.







                                      - 2 -